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                                                                   Exhibit 23.3




                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Amendment No. 1 to Form S-4 of our reports dated April 10, 1998, except for Note 9 as to which the date is December 11, 1998 related to the financial statements of Impac Hotel Group, L.L.C. which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


Atlanta, Georgia
September 3, 1999